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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. Section 1350)

In connection with Oriental Financial Group Inc.'s ("Oriental") annual report on Form 10-K for the year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hector Mendez, Senior Executive Vice President, Treasurer and Chief Financial Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

       In witness whereof, I execute this certification in San Juan, Puerto Rico, this 13th day of September, 2005.

                                   By: /s/ Hector Mendez
                                   ----------------------------------------
                                   Hector Mendez
                                   Senior Executive Vice President,
                                   Treasurer and Chief Financial Officer